National Life Insurance Company

National Variable Annuity Account II

National Variable Life Insurance Account

Supplement dated April 8, 2011

to the Prospectuses dated May 1, 2010, as supplemented to date,

for the Varitrak and Investor Select Polices and

for the Sentinel Advantage Variable Annuity Contract

and

to the Prospectuses dated May 1, 2009, as supplemented to date,

for the Sentinel Benefit Provider and Sentinel Estate Provider Policies

Sentinel Variable Products Money Market Fund Substitution

The policies or contracts listed above issued by National Life Insurance Company (“we” or “us”) have investment options that invest in the Sentinel Variable Products Money Market Fund (the “SVPT Money Market Fund”), a series of the Sentinel Variable Products Trust.  We have filed an application with the Securities and Exchange Commission (the “SEC”) requesting an order (the “Order”) to substitute shares (the “Substitution”) of the Fidelity Variable Insurance Products Fund V Money Market Portfolio – Service Class (the “Fidelity Money Market Fund”) for shares of the SVPT Money Market Fund.

The Substitution was originally scheduled to occur on or about March 31, 2011.  It is now scheduled to occur on or about April 29, 2011, or as soon as possible thereafter following receipt of the Substitution Order from the SEC (such date, the “Effective Date”).  We will send you a notice within five days after the Substitution confirming that it has occurred.

The Substitution will take place at relative net value as of the Effective Date with no change in the amount of your policy’s or contract’s accumulated value, account value, or contract value; death benefit; or in the dollar value of your investments in the subaccount that invested in the SVPT Money Market Fund. Following the Substitution, policies and contracts with value in the subaccount that invests in the SVPT Money Market Fund will reflect value in the subaccount that invests in the Fidelity Money Market Fund.  You will not bear any expenses in connection with the Substitution.  We will bear those expenses.

After the Effective Date, the SVPT Money Market Fund will no longer be an investment option under the policies and contracts. However, the Fidelity Money Market Fund will be an investment option under those policies and contracts.

From August 9, 2010 until thirty (30) days after the Effective Date, you may make one transfer of accumulated value, account value, or contract value from the subaccount that invests in the SVPT Money Market Fund (before the Substitution) or the Fidelity Money Market Fund (after the Substitution) without that transfer counting against the number of free transfers allowed under your policy or contract.  Further, we will waive any fee otherwise applicable to such transfer.

You should have already received a prospectus for the Fidelity Money Market Fund.  You can obtain an additional prospectus for the Fidelity Money Market Fund, or any other investment option available under your policy or contract, free of charge, by calling 1-800-732-8939.  If you would like to transfer from the subaccount that invests in the SVPT Money Market Fund, please contact us to obtain a fund management change form.

Closing of DWS Strategic Value VIP Portfolio in Connection with Fund Merger

In preparation for the merger of the DWS Variable Series II (“DWS”) Strategic Value VIP portfolio with and into the DWS Large Cap Value VIP portfolio, expected to occur on or about May 1, 2011, the DWS Strategic Value VIP portfolio will close to all purchase and redemption transactions effective Friday, April 29, 2011.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.